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                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1617
                                     DATED: DECEMBER 3, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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

BASE RATE:                Fed Funds


INDEX MATURITY:           Weekly Average


TRADE DATE:               December 3, 1997


SETTLEMENT DATE:          December 8, 1997


MATURITY DATE:            December 8, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.015% (plus fifteen bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Weekly, on eachWednesday. The rate will be determined using the average rate for the week period ending on the Wednesday of the proceeding week as published in the Federal Reserve H.15 under heading "Federal Funds"
                          (Effective) under column "Week Ending" .


COMMISSION:               0.075%


INTEREST PAYMENT DATES:   The 8th of March, June, September and December commencing March 1998 through Maturity, subject to Following Business Day Convention.


INITIAL INTEREST RATE:    5.49%


FORM:                     Book-entry


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